SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 6, 1997


                                 RES-CARE, INC.
             (Exact name of registrant as specified in its charter)



         Kentucky                  0-20372                  61-0875371
(State of Incorporation)       (Commission File            (IRS Employer
                                Number)                     Identification No.)


                             10140 Linn Station Road
                           Louisville, Kentucky 40223
               (Address of principal executive offices) (Zip Code)


                                 (502) 394-2100
                         (Registrant's telephone number)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On November 6, 1997, the Registrant issued a press release announcing that, subject to market and other conditions, it intends to raise $100 million (excluding 15% Initial Purchasers' over-allotment option) through a private placement of convertible subordinated notes within the United States to qualified institutional accredited investors and qualified institutional buyers, and outside the United States to non-U.S. investors.

     It is contemplated that the notes will have a term of seven years and be convertible into Res-Care common stock. The Registrant intends to use the proceeds from the sale of the Notes for repayment of debt and general corporate purposes, including possible future acquisitions.

     The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 99.1, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is filed with this Report:

         99.1 - Press Release dated November 6, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    November 7, 1997                RES-CARE, INC.



                                         By: /s/  Pamela M. Spaniac
                                             -------------------------------
                                             Pamela M. Spaniac
                                             Executive Vice President,
                                             Finance and Administration and
                                             Chief Financial Officer

                                                                    EXHIBIT 99.1


                                                          RES-CARE, INCORPORATED
                                                         10140 Linn Station Road
                                                      Louisville, Kentucky 40223
                                                                  (502) 394-2100

CONTACT: Communications Department
         502/394-2100
         http://www.rescare.com


                  RES-CARE ANNOUNCES PROPOSED PRIVATE OFFERING
                 OF $100 MILLION CONVERTIBLE SUBORDINATED NOTES

LOUISVILLE, KY (November 6, 1997) - Res-Care, Inc. (Nasdaq/NM:RSCR) today announced that, subject to market and other conditions, it intends to raise $100 million (excluding 15% Initial Purchasers' over-allotment option) through a private placement of convertible subordinated notes within the United States to qualified institutional accredited investors and qualified institutional buyers, and outside the United States to non-U.S. investors.

It is contemplated that the notes will have a term of seven years and be convertible into Res-Care common stock. The Company stated that it intends to use the net proceeds of the offering for repayment of debt and for general corporate purposes, including possible future acquisitions.

The securities offered will not be registered under the Securities Act of 1933, as amended, or applicable state securities laws, and may not be offered or sold in the United States absent registration under the Securities Act of 1933 and applicable state securities laws or available exemptions from registration.

The Company from time to time makes forward-looking statements in its public disclosures, including statements relating to revenues that might be expected from new or acquired programs and facilities, other statements regarding development and acquisition activities, statements regarding reimbursement under federal and state programs and statements regarding various trends favoring downsizing, deinstitutionalization and privatization of government programs. In the Company's filings under the federal securities laws, including its annual, periodic and current reports, the Company identifies important factors that could cause the Company's results to differ materially from those contained in such forward-looking statements. Reference is hereby made to such disclosures.